UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 7, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 7, 2022, the management of Kaman Corporation (the “Company”) approved a plan of restructuring (the “Restructuring”) that is expected to lead to the permanent closure of the Company’s Orlando, Florida, manufacturing facility by the end of 2024. The Orlando facility currently manufactures safe and arm devices, including the FMU-152 A/B (the "JPF") which continues to move through its product lifecycle reflecting the previously announced decision of the United States Air Force to move from the JPF to the FMU-139 D/B as its primary fuze system. The Orlando facility was a dual site requirement of the Company’s USG JPF contract and is no longer necessary. The Company expects to consolidate JPF production in its Middletown, Connecticut, facility during the first half of 2023, transfer certain other production activities to Middletown by the end of 2023, and complete any remaining production activities in Orlando by the end of 2024. The Middletown facility has the potential capacity to deliver against future DCS orders.
Although the final cost of the Restructuring will not be known until all restructuring activities have been completed, the Company currently expects to incur approximately $8 to $10 million in total pre-tax restructuring charges, approximately $8 million of which are expected to be attributable to net cash payments relating to various personnel and facility closing costs, beginning in the fourth quarter of 2022 and continuing through the planned completion of restructuring activities in 2024. These estimates do not include the potential non-cash impairment charges discussed in Item 2.06 below. The Company believes these actions will result in annualized run-rate cost savings of approximately $12 to $15 million.

The charges the Company currently expects to incur in connection with the Restructuring are subject to a number of assumptions and risks, and actual results may differ materially. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or in connection with, the Restructuring.

Cautionary Statement Regarding Forward Looking Statements

This report includes “forward looking statements” within the meaning of the federal securities laws relating to the Restructuring, which can be identified by the use of words such as “will,” “expect,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” “project,” “opportunity,” “will be,” “will continue,” “will likely result,” and other words of similar meaning. These forward-looking statements include statements related to the Restructuring, including the estimated charges and the future savings likely to result therefrom, and the expected timing of the implementation and completion of the Restructuring and any associated charges. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, (i) the effect the Restructuring may have on the business relationships and operating results of the Company; (ii) the extent to which the Restructuring may disrupt the current plans and operations of the Company; (iii) the inability of the Company to successfully consolidate production in its Middletown, Connecticut, facility and realize the anticipated benefits of the Restructuring; (iv) the inability of the Company to profitably attract new customers and retain existing customers; (v) the ability to implement the Restructuring as planned and achieve the anticipated benefits and savings resulting therefrom; and (vi) future and estimated revenues, earnings, cash flow, charges and expenditures. The foregoing list of factors is not exhaustive. Additional risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward-looking statements are identified in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements included in this release are made only as of the date of this release. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 2.06 Material Impairments.

The information included under Item 2.05 of this report is hereby incorporated herein by reference.

In accordance with ASC 350 - Intangibles - Goodwill and Other ("ASC 350"), the Company evaluates goodwill for possible impairment on at least an annual basis. As previously announced, the Company is currently performing a quantitative assessment in respect of the KPP-Orlando reporting unit, and the anticipated results of the Restructuring will be incorporated into the assessment. This could result in a determination that there has been an impairment of some or all of the goodwill associated with this reporting unit. The goodwill associated with the KPP-Orlando reporting unit is $41.4 million.

Item 7.01 Regulation FD Disclosure.

On December 8, 2022, the Company issued a press release announcing a number of actions, including the Restructuring described in Item 2.05 above, designed to enhance operational efficiency, improve financial performance and position the Company for long-term growth and sustainable value creation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit	Description
99.1	Press Release, dated December 8, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: December 8, 2022